Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into effective August 7, 2026 (the “Amendment No. 5 Effective Date”), among BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.), a Delaware corporation (“Ultimate Parent”), BR Financial Holdings, LLC, a Delaware limited liability company (the “Borrower”), each of the lenders party hereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, the Ultimate Parent, the Borrower, the Lenders, the Administrative Agent, and the Collateral Agent are parties to that certain Credit Agreement, dated as of February 26, 2025 (as amended by Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement, dated as of March 24, 2025, as amended by Amendment No. 2 to Credit Agreement, dated as of July 8, 2025, as amended by Amendment No. 3 to Credit Agreement, dated as of October 8, 2025 and as amended by Amendment No. 4 to Credit Agreement, dated as of January 14, 2026, the “Credit Agreement”);

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Ultimate Parent and the Borrower have requested the Administrative Agent and the Lenders agree to amend the Credit Agreement as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to agree to such amendments, all as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and recitals hereto.

Section 2. Amendment to Credit Agreement. The parties hereto (including the Lenders party hereto) agree that, effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety, in each case, to read as follows:

(i) “Asset Value” shall mean, (i) with respect to the Great American Pref B Assets, the value set forth in the June 30, 2026 Borrowing Base Certificate, provided, that, if requested by the Administrative Agent in accordance with Section 5.15(d), the value of the Great American Pref B Assets shall be the value set forth in the most recent Valuation Report preceding the relevant Borrowing Base Certificate, (ii) with respect to the Telecom Assets, the value set forth in the June 30, 2026 Borrowing Base Certificate, provided, that, if requested by the Administrative Agent in accordance with Section 5.15(d), the value of the Telecom Assets shall be the value set forth in the most recent Valuation Report preceding the relevant Borrowing Base Certificate and (iii) with respect to Babcock Assets, the 5-day daily volume weighted average price of the common shares measured from and including the last day of the month for which a Borrowing Base Certificate is delivered.

(ii) “Borrowing Base” shall mean, at any time of calculation, in each case, of the Borrowing Base Loan Parties:

(a)	the sum of, without duplication:

(1) the product of (x) 60% and (y) the Asset Value of the Great American Pref B Assets, plus

(2) the product of (x) 30% and (y) the Asset Value of the Telecom Assets, plus

(3) the product of (x) 30% and (y) the Asset Value of the Babcock Assets, plus

(b)	100% of Qualified Cash as of such day (but without giving effect to the proviso in the definition thereof), minus

(c)	any Reserves then in effect.

The Asset Values used to calculate the “Borrowing Base” shall be those set forth in the most recent Borrowing Base Certificate (including any pro forma Borrowing Base Certificate delivered pursuant to Section 5.14). For the avoidance of doubt, no Borrowing Base Asset shall be included in the Borrowing Base under more than one sub-clause of clause (a) of the definition thereof.

(iii) “Borrowing Base Assets” shall mean the Great American Pref B Assets, the Telecom Assets, the Babcock Assets and Qualified Cash.

(iv) “Initial Term Loan Maturity Date” shall mean the earlier of:

(a)	the earliest of (x) the third anniversary of the Closing Date, which date is February 26, 2028 and (y) if any series of bonds, notes or bank Indebtedness of the Ultimate Parent or the Borrower (other than the February 2025 Bonds, the March 2026 Bonds, the September 2026 Bonds and the December 2026 Bonds) with an aggregate outstanding amount exceeding $10,000,000 is outstanding on the date 91 days prior to the stated maturity date thereof, the date that is 91 days prior to the stated maturity date thereof, and

(b)	the date on which all Initial Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise; provided that, if any such day is not a Business Day, the Initial Term Loan Maturity Date shall be the Business Day immediately succeeding such day.

(i) “Prepayment Premium” shall mean, mean, (i) with respect to the first $62,500,000 of principal amount of Initial Term Loans prepaid at any time, an amount equal to 5.00% of the principal amount of such Initial Term Loans being repaid or prepaid (or deemed prepaid or repaid) and (ii) with respect to the remaining $65,625,000 of principal amount of Initial Term Loans repaid or prepaid (or deemed prepaid or repaid), an amount equal to (a) if prior to the two-year anniversary of the Closing Date, (I) the sum of all required payments of interest (calculated at the rate of interest in effect on the applicable repayment or prepayment date, assuming that all such interest accrues at the Prepayment Premium Rate) on the principal amount of the Initial Term Loans being prepaid or repaid (or deemed prepaid or repaid) from the applicable repayment or prepayment date through (but excluding) the date that is the two-year anniversary of the Closing Date, discounted at a discount factor equal to the Treasury Rate plus 0.50%, plus (II) 5.00% of the principal amount of the Initial Term Loans being repaid or prepaid (or deemed prepaid or repaid) or (b) if on or after the two-year anniversary of the Closing Date, 5.00% of the principal amount of the Initial Term Loans being repaid or prepaid (or deemed prepaid or repaid); provided that, in no case shall the Prepayment Premium be less than zero.

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(ii) “Required Percentage” shall mean,

(a)	in respect of Borrowing Base Assets that constitute Great American Pref B Assets, 60%

(b)	in respect of Borrowing Base Assets that constitute Telecom Assets, 30%

(c)	in respect of Borrowing Base Assets that constitute Babcock Assets, 30%

(d)	in respect of Borrowing Base Assets that constitute Qualified Cash, 100%.

(iii) “Unsecured Notes” shall mean the September 2026 Bonds, the December 2026 Bonds, the Private Bonds, the January 2028 Bonds, and the August 2028 Bonds.

(iv) “Valuation Report” shall mean (i) prior to the Amendment No. 5 Effective Date, on and from the Closing Date until such time as a subsequent Valuation Report shall be delivered hereunder, the valuation materials with respect to each Borrowing Base Asset provided by the Borrower to the Administrative Agent on February 26, 2025 and (ii) at any time on or after the Amendment No. 5 Effective Date, as and when required hereby, valuation materials in substantially the same form and applying the same methodology as the materials described in foregoing clause (i) (which, in the case of Borrowing Base Assets for which a third-party valuation report by Stout Risius and Ross, LLC was provided, shall include a valuation report applying the same methodology by Stout Risius and Ross, LLC or any other appraisal firm that is nationally or regionally recognized with respect to valuations of the relevant class of Borrowing Base Asset and is acceptable to the Administrative Agent in its sole discretion) or in such other form as the Administrative Agent may agree in its sole discretion.

(b) Amendments to Section 1.01 (New Defined Terms). Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in proper alphabetical order as follows:

(i) “Amendment No. 5” shall mean that certain Amendment No. 5 to Credit Agreement, dated as of August 7, 2026 by and among Ultimate Parent, the Borrower, each of the Lenders party thereto, the Administrative Agent and the Collateral Agent.

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(ii) “Amendment No. 5 Effective Date” shall have the meaning set forth in Amendment No. 5.

(iii) “Babcock Assets” shall mean shares of common stock, par value $0.01, of Babcock & Wilcox Enterprises, Inc. held by BRF Investments, LLC.

(iv) “Private Bonds” shall mean the 8.00% Senior Notes due 2028, issued by Ultimate Parent pursuant to the Indenture, dated March 26, 2025, by and among Ultimate Parent, the guarantors listed therein and GLAS Trust Company LLC, as trustee and collateral agent, in an aggregate principal amount of $228,423,000.

(c) Deletions from Section 1.01. The following definitions will be removed from Section 1.01 of the Credit Agreement: “CONN Loan Recovery (Part 2) Assets”, “CONN Second Lien Term Loan”, “Exela Loan Assets”, “Exela Secured Promissory Note”, “Glass Ratner”, “Glass Ratner Assets”, “JoAnn Liquidation Assets”, “Other Assets”, “Torticity”, “Torticity Equity Assets”, “Torticity Loan Assets”, “Torticity Promissory Note”, “Initial Term Loan Exit Fee”, “Initial Term Loan Exit Fee Trigger Event” and “Initial Term Loan Exit Fee Trigger Date”.

(d) Amendment to Section 2.08(c)(i). Section 2.08(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)(i) [Reserved]; and

(e) Amendment to Section 2.10(e). Section 2.10(e) is hereby amended and restated in its entirety to read as follows:

(e) Dispositions of Borrowing Base Assets. Until the outstanding principal amount of the Initial Term Loans is no greater than $65,625,000, no later than the third (3rd) Business Day following the date of receipt by any Borrowing Base Loan Party of any Non-Ordinary Course Proceeds in respect of any Borrowing Base Assets, the Borrower shall apply an amount equal to such Non-Ordinary Course Proceeds multiplied by the Required Percentage to repay principal of the Term Loans as set forth in Section 2.11(a) plus interest (including accrued interest at the time of such prepayment, whether or not then due) on the Term Loans plus the Prepayment Premium set forth in Section 2.05. The Borrower may use any Retained Borrowing Base Asset Disposition Proceeds for working capital and general corporate purposes of the Group Members so long as such use is permitted by Article VI.

(f) Amendment to Section 3.23. Section 3.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 3.23 Borrowing Base Certificate. The information set forth in each Borrowing Base Certificate, at the time of submission, is true and correct in all material respects and has been prepared in all material respects in the accordance with the requirements of this Agreement. The Borrowing Base Assets that are identified by the Borrower as the Great American Pref B Assets, the Telecom Assets, the Babcock Assets and Qualified Cash in each Borrowing Base Certificate submitted to the Administrative Agent, at the time of submission, comply in all material respects with the criteria set forth in the definitions thereof.

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(g) Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.15. Valuation and Re-Valuation of Borrowing Base Assets.

(a) Subject to Section 5.15(d), each Borrowing Base Certificate delivered (w) in fiscal year 2025 and prior to delivery of the first Valuation Report delivered in fiscal year 2026, shall reflect valuations of the Borrowing Base Assets based on the Valuation Report delivered on the Closing Date, (x) in fiscal year 2026, prior to the Amendment No. 5 Effective Date, after delivery of the first Valuation Report delivered in fiscal year 2026, shall reflect valuations of the Borrowing Base Assets based on a Valuation Report valuing the Borrowing Base Assets as of December 31, 2025 and (y) in fiscal year 2026 and any subsequent fiscal year, as of the Amendment No. 5 Effective Date, shall reflect valuations of the Borrowing Base Assets as set forth in the definition of “Asset Value” (as in effect as of the Amendment No. 5 Effective Date).

(b) [Reserved].

(c) The Borrower shall not have a right to voluntarily elect to deliver revised or additional Valuation Reports and shall only be required to deliver revised or additional Valuation Reports in accordance with this Section 5.15.

(d) No more than once per year, the Administrative Agent shall have the right to request that the Borrower provide a Valuation Report that provides a revaluation of up to two (2) Borrowing Base Assets (other than the Babcock Assets) selected by the Administrative Agent. If the Administrative Agent elects to require such revaluation, such revaluation shall be conducted promptly (and in any event within 30 days) and the Asset Value of such revalued Borrowing Base Assets for purposes of the Borrowing Base shall be based on such revaluation from and after the time that such updated Valuation Report is delivered to the Administrative Agent.

(h) Amendment to Section 6.04. The first two full paragraphs in Section 6.04 of the Credit Agreement following clauses (a) through (q) of Section 6.04 of the Credit Agreement are hereby amended and restated as follows:

Notwithstanding the foregoing, no Disposition or issuance or sale of Equity Interests involving Property or Equity Interests with a fair market value in excess of $25,000,000 shall be permitted other than (i) the Babcock Assets, (ii) the Double Down Interactive Assets, (iii) any Dispositions in the ordinary course of business by any Broker-Dealer Subsidiary and/or Wealth Management Subsidiary, (iv) the Charah Loan Assets, and (v) Dispositions between Loan Parties otherwise permitted hereunder.

No Disposition or issuance or sale of Equity Interests involving Property or Equity Interests constituting Borrowing Base Assets (other than the Babcock Assets) with a fair market value in excess of $5,000,000 shall be permitted if the sale price is less than 90% of such Borrowing Base Assets’ Asset Value.

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(i) Amendment to Section 6.06(h). Section 6.06(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) Investments in connection with or consisting of an equity line of credit commitment and/or variable rate transaction in the ordinary course of business and consistent with past practice by B. Riley Wealth Management Holdings, Inc., B. Riley Principal Capital, LLC, B. Riley Principal Investments, LLC and their respective Subsidiaries that are Loan Parties;

(j) Amendment to Section 6.06(j). Section 6.06(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) Investments consisting of purchases of Unsecured Notes made after the Effective Date and prior to the Maturity Date, in an aggregate outstanding amount not to exceed $25,000,000 (it being understood that in the case of such Unsecured Notes purchased at a discount, the amount of such Investment shall be deemed to be the amount of consideration paid by Ultimate Parent or its Subsidiaries in respect thereof);

(k) Amendment to Section 6.06(p). Section 6.06(p) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(p) Investments made after the Effective Date and prior to the Maturity Date in an aggregate outstanding amount not to exceed the lesser of (x) 40% of the aggregate amount of all cash and Cash Equivalents (determined in accordance with GAAP) owned by the Ultimate Parent and its Subsidiaries at the time any such Investment is made or (y) $100,000,000; provided that the Ultimate Parent and its Subsidiaries shall have, at the time any such Investment is made, $75,000,000 in cash and Cash Equivalents calculated on a Pro Forma Basis;

(l) Amendment to Section 6.13(a). Section 6.13(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Minimum Liquidity Covenant. Permit Liquidity to be less than (i) $50,000,000 at any time if the aggregate principal amount of the Term Loans outstanding is greater than $65,625,000, or (ii) $25,000,000 at any time if the aggregate principal amount of Term Loans outstanding is less than or equal to $65,625,000.

(m) Amendment to Section 9.01(a)(vi). Section 9.01(a)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(vi) amend, modify or waive the definition of the term “Borrowing Base” or any component definition thereof (including “Great American Pref B Assets”, “Telecom Assets”, “Babcock Assets” and “Qualified Cash”) without the consent of each Lender directly and adversely affected thereby;

(n) Schedule 1.01(a). Schedule 1.01(a) of the Credit Agreement is hereby removed.

(o) Schedule 2. References to “$62,500,000” in Schedule 2 of the Credit Agreement is hereby amended and restated to read “$65,625,000.”

(p) Amendment to Exhibit J. Exhibit J of the Credit Agreement is hereby replaced in its entirety with Exhibit J attached hereto.

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Section 3. Conditions Precedent. The amendments set forth in Section 2 shall become effective upon satisfaction (or waiver) of the following conditions:

(a) the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Ultimate Parent, the Borrower, the Administrative Agent and the Lenders; and

(b) the receipt by the Administrative Agent (or, in the case of the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, Kirkland & Ellis LLP), on or before the Amendment No. 5 Effective Date, of (i) the Amendment Fee (as defined below) (for ratable distribution to the Lenders) and (ii) all fees, costs and expenses then payable pursuant to the Credit Agreement and this Amendment for which invoices have been delivered to the Borrower at least one (1) Business Day prior to the Amendment No. 5 Effective Date (including, without limitation, all reasonable and documented fees, charges and disbursements of Kirkland & Ellis LLP outstanding as of the Amendment No. 5 Effective Date).

Section 4. Representations and Warranties.

Each Loan Party hereto hereby represents and warrants that as of the Amendment No. 5 Effective Date, both before and after giving effect to the provisions of this Amendment, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects as of the Amendment No. 5 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects and (ii) no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.

Section 5. Amendment Fee.

As consideration for the agreements of the Lenders party hereto, the Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, an amendment fee equal to $3,125,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned and non-refundable, and due and payable in full on the Amendment No. 5 Effective Date and which shall be paid in-kind by capitalizing and adding such Amendment Fee to the aggregate outstanding principal balance of Initial Term Loans on the Amendment No. 5 Effective Date (which shall thereafter bear interest in accordance with Section 2.14 of the Credit Agreement, as amended by this Amendment).

Section 6. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Amendment No. 5 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) all references in each of the Loan Documents referring to the Credit Agreement shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment.

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(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) On and after the effectiveness of this Amendment, this Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

Section 7. Miscellaneous Provisions.

(a) Ratification. This Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b) Governing Law; Submission to Jurisdiction, Waiver of Jury Trial, Etc. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 9.13 and 9.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c) Severability. Section 9.09 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d) Counterparts. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

(e) Section Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(f) Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent, all in accordance with Section 9.05 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BRC Group Holdings, Inc., as Ultimate Parent

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

BR FINANCIAL Holdings, LLC, as Borrower

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 5 to Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Managing Director

[Signature Page to Amendment No. 5 to Credit Agreement]

OPPS XII BROKER D HOLDINGS, L.P., as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Authorized Signatory

By:	/s/ Reed Westerman
Name:	Reed Westerman
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

OPIF BROKER HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series, L.P. – Series U
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

OAKTREE-COPLEY INVESTMENTS, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Managing Member

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Senior Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

RPVOF BROKER CTB, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

OCM SSF III BROKER DEBT HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series (Cayman), L.P. – Series S
Its:	General Partner

By:	Oaktree AIF (Cayman) GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Ryan Irwin
Name:	Ryan Irwin
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]